UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2005

FINANCIAL ASSET SECURITIES CORP.

(as depositor under the Pooling and Servicing Agreement,

dated as of August 1, 2005 providing for the issuance of

First Franklin Mortgage Loan Trust 2005-FFH3

Asset Backed Certificates, Series 2005-FFH3)

Financial Asset Securities Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-121661	06-1442101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
600 Steamboat Road Greenwich, Connecticut		06830
(Address of PrincipalExecutive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 625-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Certificates and the Mortgage Pool

Financial Asset Securities Corp. (the “Registrant”) plans a series of certificates, entitled First Franklin Mortgage Loan Trust 2005-FFH3, Asset Backed Certificate Series 2005-FFH3 (the “Certificates”), to be issued pursuant to a pooling and servicing agreement, dated as of August 1, 2005, among the Registrant as depositor, National City Home Loan Services, Inc., as servicer and Deutsche Bank National Trust Company. as trustee. The Certificates to be designated as the Series 2005-FFH3 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”) consisting primarily of a pool (the “Mortgage Pool”) of conventional, one- to four-family, first and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”).

Collateral Term Sheets

Greenwich Capital Markets, Inc. (the “Underwriter”) has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as “Collateral Term Sheets”, in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial Statements Not applicable
(b)	Pro Forma Financial Information Not applicable
(c)	Exhibits:

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	99

Collateral Term Sheets (as defined in Item 5) that have been provided by Greenwich Capital Markets, Inc. to certain prospective purchasers of First Franklin Mortgage Loan Trust 2005-FFH3, Asset-Backed Certificates Series 2005-FFH3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 24, 2005

FINANCIAL ASSET SECURITIES CORP.

By:	/s/ Frank Skibo
Name:	Frank Skibo
Title:	Managing Director

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
99.5

Collateral Term Sheets (as defined in Item 5) that have been provided by Greenwich Capital Markets, Inc. to certain prospective purchasers of First Franklin Mortgage Loan Trust 2005-FFH3, Asset Backed Certificates Series 2005-FFH3.

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